OptimumBank Holdings, Inc.

December 31, 2024

(NYSE American: OPHC)

This presentation contains preliminary financial results for year 2024, that are unaudited and subject to completion of year-end reporting and adjustment process. Complete audited financial statements will be provided in our Form 10-K .

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
Chairman of the Board

- **Director of OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010**
- **Chief Executive Officer of Strawberry Fields REIT** (**NYSE: STRW**), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center.
- Licensed Certified Public Accountant in the State of New York since 2010

Timothy Terry
President, CEO

- **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013**
- **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank
- Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware

Elliot Nunez
EVP, CFO

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant.

Business Evolution and Milestones

2000
OptimumBank.com opened for business in Plantation, FL

2004
Deerfield branch is opened

2004
Fort Lauderdale branch is opened

2004
Bank changed name to **OptimumBank**

2006
OptimumBank Holdings began trading on NASDAQ

2020
Bank celebrated its 20-year anniversary

2021
Growth to over $335 million in assets

2022
Growth to over $585 million in assets

2023
Growth to over $791 million in assets

2024
Growth to $933 million in assets
North Miami Beach branch is opened
OptimumBank Holdings began trading on **NYSE American**

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

OptimumBank Holdings, Inc. Overview

Holding Company for OptimumBank

$933 Million in Total Assets

- 103% Loan / Deposit Ratio
- $804 million Gross Loan Portfolio
- $772 million Deposits

NYSE American: OPHC

- Common Shares Outstanding: 11,636,092
- Stock Price / Non-diluted tangible book value: 0.54 (2)
- Total pro-forma shares : 23,275,622 (3)
- Stock Price / Diluted tangible Book Value: 1.07 (3 & 4)

3 Locations

- Headquarters in Fort Lauderdale, FL
- Deerfield Branch
- North Miami Branch (Opened July 8, 2024)

Profitability

- ROAE (NI): 15.28%
- ROAE Core: 23.12%
- Net interest margin: 3.83%

(1):Until December 30, 2024, our common stock was listed on the NASDAQ stock market. Effective December 31, 2024, our common stock began trading on NYSE American.
(2): Tangible book value per share (not-diluted) $8.87 and stock market price of $4.76 per share on December 31, 2024.
(3): NON-GAP disclosure, fully diluted share consist of 11,636,092 common shares outstanding plus 525,641 Series C Convertible Preferred can be converted into one share of common stock at any time at the option of the holder, and if 11,113,888 Series B Preferred shares converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.
(4): Tangible book value per diluted 4.43 and stock market price of $4.76 per share on December 31, 2024.

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Florida Market Trends and Advantages

GDP[1]

- Florida has a GDP of $1.4 Trillion Dollars
- Florida's GDP growth is ranked third in the country
- South Florida accounts for 1/3rd of Florida GDP
- Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP grew 3.3% vs 2.0% for US 2018-2022

Population & Employment[2]

- Florida is the 3rd most populous state, with 23 million people
- Florida is growing at 1.61% annually, 2.5 times the national average of .65%
- Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth
- Unemployment rate of 3.0%, versus national average of 3.7%

Real Estate[3]

- Florida's robust real estate market creates mortgage lending opportunities unique to our region
- Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- Florida in general and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth



Boca Raton
Optimum Bank
Coral Springs
Lighthouse Point
OptimumBank
Sunrise
Oakland Park
Fort Lauderdale
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Miami Gardens
Optimum Bank
Hialeah
Miami Beach
Miami Beach
Miami
Key Biscayne

(1) Source: U.S. Bureau of Economic Analysis (BEA) as of March 31, 2024.
(2) Source: The Florida Legislature Office of Economic and Demographic Research as of March 31, 2024.
(3) Source: Newmark South and Central Florida Market Reports as of March 31, 2024.

Our History, Transformation and Significant Growth and Expansion

Employee Count


27
38
48
60
73
2020
2021
2022
2023
2024

Noninterest Expense ($000)


$5,046
$6,936
$9,938
$14,661
$19,461
2020
2021
2022
2023
2024

Total Assets ($000)


41.14% CAGR
$235,112
$351,878
$585,219
$791,254
$932,959
2020
2021
2022
2023
2024

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024: North Miami Beach branch opened July 8, 2024

Profitability Improvement

Net Interest Margin (%)


3.14
3.56
3.53
3.75
3.83
2020
2021
2022
2023
2024

Net Earnings Core: Pretax, Pre-provision Earnings ($000)


$238
$4,242
$8,858
$12,504
$19,852
2020
2021
2022
2023
2024

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Growth and Momentum Across all Areas

Lending

Gross Loans ($000)

December 31, 2020-December 31, 2024, Gross Loans CAGR


51.08% CAGR
$154,375
$251,399
$483,378
$680,071
$804,240
2020
2021
2022
2023
2024

Deposits

Total Deposits ($000)

December 31, 2020-December 31, 2024, Deposits CAGR


41.84% CAGR
$190,759
$292,457
$507,899
$639,581
$772,195
2020
2021
2022
2023
2024

Non-Interest Income

Total Non- Interest income ($000)

December 31, 2020-December 31, 2024, Non-Interest Income CAGR


97.97% CAGR
$301
$1,774
$2,960
$3,452
$4,623
2020
2021
2022
2023
2024

Composition as of December 31, 2024


Consumer, 6.27%
Commercial, 6.57%
Residential, 9.21%
Multi-Family, 7.96%
Land and construction, 9.61%
Commercial Real Estate, 60.39%

Yield on Loans:	6.90%


Time Deposits, 37%
IB Deposits, 36%
NIB Deposits, 27%

Cost of IB Deposits:	4.02%


Loan Fees, 9.14%
Deposit Account Fees, 29.35%
Wire / ACH Fees, 61.51%

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Leading Core Deposit Franchise as of December 31, 2024

$772,195,000	• Total Deposits
$211,900,000	• Noninterest Bearing Deposits
4.02%	• Cost of Total Interest-Bearing Deposits

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



0.61%, North Miami Beach
(1)
12.96%, Deerfiled
86.43%, Ft Lauderdale
Ft Lauderdale
Deerfield
North Miami Beach

1) North Miami Beach branch opened on July 8, 2024

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Credit Trends

Reserves / Loans (%)


1.23%
1.22%
1.20%
1.13%
1.08%
1.19%
2020
2021
2022
2023
2024
National Peers
(1)
OPTIMUMBANK

Non-Performing Assets / Total Assets (%)


0.90%
0.00%
0.00%
0.13%
0.81%
0.55%
2020
2021
2022
2023
2024
National Peers
(1)
OPTIMUMBANK

1): Peers consist of 53 publicly traded U.S. banks as of September 30, 2024, with total assets between $600 million to $2 billion.

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Loan Detail

Industry Classification Breakdown
(as of December 31, 2024)



Consumer, 6.27%
Residential, 9.21%
Commercial, 6.57%
Multi-family, 7.96%
Land and Construction, 9.61%
Commercial real estate, 60.39%

Loan Growth by Loan Portfolio
(December 31, 2020-December 31, 2024)



Commercial
142%
Land and construction
1527%
Consumer
782%
Residential Real Estate
145%
Multi-Family Real Estate
210%
Commercial Real Estate
577%
2020
2021
2022
2023
2024

Loan Balances ($000)	2020	2021	2022	2023	2024
Commercial Real Estate	$ 71,714	$ 129,468	$ 310,695	$ 422,680	$ 485,672
Multi-Family Real Estate	$ 20,637	$ 48,592	$ 69,555	$ 67,498	$ 64,001
Residential Real Estate	$ 30,254	$ 32,583	$ 50,354	$ 71,400	$ 74,064
Consumer	$ 5,715	$ 22,827	$ 30,323	$ 44,023	$ 50,399
Land and construction	$ 4,750	$ 3,772	$ 17,286	$ 32,600	$ 77,295
Commercial	$ 21,849	$ 14,157	$ 5,165	$ 41,870	$ 52,809

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Focus on Liquidity and Quality as of December 31, 2024

- ❖ $94MM of Available Liquidity
  - Including Cash and Investments Available for Sale
  - Liquid assets as a percent of deposits is 12.5%

- ❖ $228MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- ❖ $185MM of Contingent Funding Sources
  - Including Listing Services and Brokered Deposits (based on internal policy limits)

- ❖ AOCI Impact is Minimal to Equity (~5%)
  - HTM securities only amount to $281K of the $23 million investment portfolio

- ❖ Deposit Portfolio Quality
  - An estimated 27.6% of Deposits are uninsured by FDIC
  - Deposit Concentrations and Growth
    - Only 4 Depositors meet Regulatory definition of Concentration
    - Top 2% Depositors represent only 25.9% of Deposits
    - From December 31, 2023, to December 31, 2024, deposits grew 20.7%

Results as of December 31, 2024
2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Go-Forward Focus

Strategic

- Continue executing strategic plan
- Further hiring to support lending capabilities
- Further build out and integration of fee-based income business

Financial Outlook

- Continued increase in Non-Interest Income
- Focus on maintaining Net Interest Margin

Compelling Investment Opportunity

Balance Sheet Growth Rates

Loan Growth CAGR
December 31, 2020 – December 31, 2024



51.08%
8.48%
OptimumBank
National Peer Median (1)

Deposit Growth CAGR
December 31, 2020 – December 31, 2024



41.84%
8.27%
(1)
OptimumBank
National Peer Median

Per Share Growth Rates

Tangible Book Value Per Share



$2.48
$8.06
$9.69
$10.39
$8.87
2020
2021
2022
2023
2024

Earnings Per Share Basic



$(0.27)
$1.61
$0.68
$0.87
$1.39
2020
2021
2022
2023
2024

Earnings Per Share Diluted (2)



$(0.27)
$1.61
$0.68
$0.87
$1.33
2020
2021
2022
2023
2024 (2)

OptimumBank vs. Broader Bank Universe

Efficiency Ratio



49.50%
71.07%
OptimumBank
National Peer Median (1)

Net interest margin



3.83%
3.46%
(1)
OptimumBank
National Peer Median

(1) Peers consist of 53 publicly traded U.S. banks as of September 30, 2024, with total assets within $600 million to $2 billion.
(2) Fully diluted share consist of 11,636,092 common shares outstanding plus 525,641 series C Convertible Preferred can be converted into one share of common stock at any time at the option of the holder.

2024 preliminary, unaudited results subject to adjustment and finalization of the Form 10-K.

Board of Directors

Moishe Gubin
Chairman of the Board

- Director of the OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Joel Klein

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

Thomas Procelli

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- OptimumBank since the founding in 2000 through 2015
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

Martin Schmidt

- Director of the Company and Bank since August 2015
- 45+ years in the financial and estate planning, securities and insurance industries

Avi Zwelling

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

Michael Blisko

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

Steven Newman

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Contact Information

Corporate Headquarters

OptimumBank Holdings, Inc.
2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Timothy Terry
President, Chief Executive Officer
Phone: (954) 900-2814
Email: tterry@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com